Exhibit 10.1

FIRST AMENDMENT

to

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JULY 16, 2015

among

WPX ENERGY, INC.,

as Borrower,

the Lenders party hereto,

CITIBANK, N.A.,

as Exiting Administrative Agent and Exiting Swingline Lender,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Successor Administrative Agent and Successor Swingline Lender

WELLS FARGO SECURITIES, LLC

and

BARCLAYS BANK PLC,

as Joint Lead Arrangers and Joint Book Managers

BARCLAYS BANK PLC,

as Syndication Agent

CITIBANK, N.A., J.P. MORGAN SECURITIES LLC,

and

BANK OF AMERICA, N.A.,

as Documentation Agents

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of July 16, 2015 is among WPX ENERGY, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto, CITIBANK, N.A., as the exiting Administrative Agent (in such capacity, the “Exiting Administrative Agent”) and exiting Swingline Lender (in such capacity, the “Exiting Swingline Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Successor Administrative Agent (as defined below) and Successor Swingline Lender (as defined below).

R E C I T A L S

A. Reference is made to that certain Amended and Restated Credit Agreement dated as of October 28, 2014 (as amended, amended and restated, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; as amended by this First Amendment, and as may be further amended, amended and restated, restated, modified or supplemented, the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Exiting Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement.

C. The Exiting Administrative Agent has agreed to resign as Administrative Agent, and the Borrower and the Required Lenders have agreed to appoint Wells Fargo Bank, National Association as successor Administrative Agent (in such capacity, the “Successor Administrative Agent”).

D. The Exiting Swingline Lender has agreed to assign its rights and obligations as Swingline Lender to Wells Fargo Bank, National Association as successor Swingline Lender (in such capacity, the “Successor Swingline Lender”).

E. NOW, THEREFORE, to induce the Exiting Administrative Agent, the Successor Administrative Agent, the Exiting Swingline Lender, the Successor Swingline Lender, and the Lenders constituting the Required Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Amended Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Amended Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Preamble. The first paragraph of the Preamble is hereby amended by deleting the words “CITIBANK, N.A.” and replacing it with “WELLS FARGO BANK, NATIONAL ASSOCIATION”.

2.2 Amendments to Various Defined Terms in Section 1.02. Section 1.02 is hereby amended by deleting and replacing, or adding, as applicable, the following terms in the appropriate alphabetical order:

“Administrative Agent” means Wells Fargo Bank, National Association in its capacity as administrative agent for the Lenders hereunder.

“Change in Control” means the occurrence of any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Borrower or of any Subsidiary of the Borrower) or two or more Persons acting in concert (other than any group of employees of the Borrower or any of its Subsidiaries) becomes the Beneficial Owner, directly or indirectly, of 50% or more of the Voting Stock of the Borrower.

“Corporate Rating” means the public corporate credit rating or public corporate family rating of the Borrower, as applicable; provided that if Moody’s or S&P shall not have in effect a public corporate credit rating or public corporate family rating of the Borrower, the “Corporate Rating” shall mean the Index Debt rating of Moody’s or S&P, as applicable.

“Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, (a) the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries for such period in connection with borrowed money or letters of credit, obligations evidenced by notes, bonds, debentures or similar instruments (other than surety performance and guaranty bonds), or the deferred purchase price of assets (which deferred purchase obligation is, individually, in excess of $100,000,000), in each case, to the extent paid or to be paid in cash and treated as interest in accordance with GAAP (but excluding, in any event, (x) transaction costs and any annual administrative or agency fees, (y) fees and expenses associated with permitted dispositions, acquisitions, investments or equity issuances (whether or not consummated) and (z) amortization of deferred financing costs) and (ii) the portion of any payments of the Borrower and its Subsidiaries with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, less (b) cash interest income for such period; provided that Consolidated Interest Charges shall be calculated on a pro forma basis acceptable to the Administrative Agent to give effect to any acquisitions or dispositions (in a single transaction or a series of related transactions) after the First Amendment Effective Date by the Borrower or any consolidated Subsidiary of the Borrower of Oil and Gas Properties having an aggregate fair market value equal to or exceeding $100,000,000, and any related incurrence or repayment of Indebtedness made, in each case, during the period beginning on the first day of the relevant four-quarter period and through the date of calculation as if such acquisition or disposition and any related incurrence or repayment of Indebtedness had occurred on the first day of such four-quarter calculation period.

“Downgrade Period” means any period during which the Borrower’s Corporate Rating is (a) BB- or worse by S&P and Ba3 or worse by Moody’s or (b) B+ or worse by S&P or B1 or worse by Moody’s.

“First Amendment” means that certain First Amendment to the Credit Agreement dated as of July 16, 2015 among the Borrower, Citibank, N.A., as the Exiting Administrative Agent and Exiting Swingline Lender, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in Section 4 of the First Amendment.

“Investment Grade Date” means the first date after the Closing Date on which the Borrower’s Corporate Rating is (a) BBB- or better by S&P (without negative outlook or negative watch), or (b) Baa3 or better by Moody’s (without negative outlook or negative watch), provided that the other of the two Corporate Ratings is at least BB+ by S&P or Ba1 by Moody’s.

“Joint Lead Arrangers” means Wells Fargo Securities, LLC and Barclays Bank PLC.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Wells Fargo Bank, National Association, as its prime rate in effect at its principal office in San Francisco. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“PV” means the calculation of the net present value of projected future cash flows from Proved Reserves of the Borrower and its consolidated Subsidiaries based upon the most recently delivered Reserve Report (using a discount rate of 9% and the arithmetical average of the customary price deck of Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Bank of America, N.A., Barclays Bank PLC and J.P. Morgan Securities LLC as of the effective date of such Reserve Report and giving effect to the Borrower’s hedging arrangements), and using future capital and lease operating cost assumptions proposed by the Borrower and reasonably acceptable to the Administrative Agent. For purposes of calculating the PV, a maximum of 35% of the PV value will be included from Proved Reserves that are not proved developed producing reserves and no PV value will be included from reserves located in countries other than the United States and Canada. If, during any period between the effective dates of the Reserve Reports, the aggregate value, as set forth in the most recent Reserve Report, of Oil and Gas Properties disposed of by the Borrower and its consolidated Subsidiaries shall exceed $200,000,000 in the aggregate, then the PV for such period shall be reduced from time to time, by an amount equal to the value assigned such Oil and Gas Properties, in the most recent calculation of the PV for such period (or if no value was assigned, by an amount agreed to by the Borrower and Administrative Agent). In the case of a purchase of Proved Reserves for an aggregate purchase price in excess of $100,000,000 by the Borrower or any consolidated Subsidiary during such period, at the option the Borrower, the PV shall be increased by an amount agreed to by the Borrower and the Administrative Agent. PV shall reflect the deferred revenue with respect to production payments included in Indebtedness, at a value that is equal to the amount of deferred revenues so included in Indebtedness.

“Swingline Lender” means Wells Fargo Bank, National Association.

2.3 Amendment to Definition of “Consolidated EBITDAX” in Section 1.02. Section 1.02 is hereby amended by deleting the proviso at the end of the definition of “Consolidated EBITDAX” and replacing it with the following proviso:

“provided, however, that Consolidated EBITDAX shall be calculated on a pro forma basis acceptable to the Agent to give effect to any acquisitions or dispositions (in a single transaction or a series of related transactions) after the Closing Date by the Borrower or any consolidated Subsidiary of the Borrower of Oil and Gas Properties having an aggregate fair market value equal to or exceeding $100,000,000 made during the period beginning on the first day of the relevant four-quarter period and through the date of calculation as if such acquisition or disposition had occurred on the first day of such four-quarter calculation period.”

2.4 Amendments to Various Sections. Each instance of the term “Index Debt” shall be deleted and replaced by the term “Corporate Rating” in (i) the definition of “Downgrade Period” in Section 1.02, (ii) Section 5.02(f) and (iii) Schedule 1 to Exhibit D (Form of Compliance Certificate).

2.5 Amendment to Article V. Article V is hereby amended by adding a new Section 5.10 as follows:

“Section 5.10. Maintenance of Ratings. The Borrower shall use commercially reasonable efforts to ensure that a Corporate Rating and Index Debt rating is maintained by each of Moody’s and S&P.”

2.6 Amendment to Section 6.08. Section 6.08 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 6.08. Financial Condition Covenants.

(a) Ratio of PV to Consolidated Indebtedness. During a Downgrade Period, the Borrower shall not permit the ratio of (i) PV as most recently calculated under Section 5.01(e) or otherwise adjusted as set forth in the definition of PV to (ii) Consolidated Indebtedness of the Borrower as of the last day of any fiscal quarter ending during the period set forth below for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01, to be less than the ratio set forth below:

on or before December 31, 2016:	1.10 to 1.00

thereafter:	1.50 to 1.00.

provided that such financial covenant in this Section 6.08(a) shall not apply at any time after the occurrence of the Investment Grade Date. For purposes of this Section 6.08(a), Hybrid Securities up to an aggregate amount of 15% of the Borrower’s Consolidated Total Capitalization shall be excluded from Consolidated Indebtedness.

(b) Ratio of Consolidated Indebtedness to Consolidated Total Capitalization. The Borrower shall not permit the ratio of (i) Consolidated Indebtedness of the Borrower as of the last day of any fiscal quarter for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01 to (ii) the Consolidated Total Capitalization as of such date to exceed 60%.

(c) Ratio of Consolidated Net Indebtedness to Consolidated EBITDAX. The Borrower shall not permit the ratio of (i) Consolidated Net Indebtedness of the Borrower as of the last day of any fiscal quarter ending during the period set forth below for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01 to (ii) Consolidated EBITDAX of the Borrower for the period of four fiscal quarters ending on such date (after giving pro forma effect to any transactions completed in such period as set forth in the definition of “Consolidated EBITDAX”) during the period set forth below to be greater than the ratio set forth below:

on or before December 31, 2016:	4.50 to 1.00

thereafter:	4.00 to 1.00;

provided that the financial covenant in this Section 6.08(c) shall not apply at such times when the Borrower’s Corporate Ratings are equal to, or better than, Baa3 or BBB- by at least one of S&P and Moody’s and not less than BB+ or Ba1 by the other such agency.

(d) Ratio of Consolidated EBITDAX to Consolidated Interest Charges. The Borrower shall not permit the ratio of (i) Consolidated EBITDAX of the Borrower (after giving pro forma effect to any transactions completed in such period as set forth in such definition) to (ii) Consolidated Interest Charges, in each case, for the period of four fiscal quarters ending on the last day of any fiscal quarter for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01, to be less than 2.50 to 1.00.”

2.7 Amendments to Sections 8.01 and 8.09. Sections 8.01 and 8.09 are hereby amended by replacing each reference to the words “Citibank, N.A.” with “Wells Fargo Bank, National Association.”

2.8 Amendments to Section 9.01.

(a) Section 9.01(a)(ii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(ii) if to the Administrative Agent, to Wells Fargo Bank, National Association, 1525 W WT Harris Blvd., Charlotte, NC 28262 (fax number: 704-715-0017; email address: agencyservices.requests@wellsfargo.com), Attention: WPX Energy, Inc. Portfolio Manager.”

(b) Section 9.01(a)(iii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iii) if to the Swingline Lender, to Wells Fargo Bank, National Association, 1525 W WT Harris Blvd., Charlotte, NC 28262 (fax number: 704-715-0017; email address: agencyservices.requests@wellsfargo.com), Attention: WPX Energy, Inc. Portfolio Manager.”

(c) Section 9.01(c) is hereby amended by deleting the word “oploanswebadmin@citigroup.com” and replacing it with “agencyservices.requests@wellsfargo.com”.

2.9 Amendments to Exhibits.

(a) The Exhibits to the Credit Agreement are hereby amended by deleting all references to “Citibank, N.A.” and replacing it with “Wells Fargo Bank, National Association”.

(b) Exhibits B and E to the Credit Agreement are hereby amended by deleting the words “2 Penns Way, Suite 200, New Castle, Delaware 19720” and replacing it with: “1525 W WT Harris Blvd., Charlotte, NC 28262”.

(c) Exhibit D to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with the Exhibit D attached hereto.

Section 3. Successor Administrative Agent.

3.1 Resignation of Exiting Administrative Agent; Appointment of Successor Administrative Agent. As of the First Amendment Effective Date:

(a) the Exiting Administrative Agent hereby gives notice of its resignation as the Administrative Agent;

(b) each of the Exiting Administrative Agent, the Required Lenders and the Borrower hereby waives the 30-day notice requirement for such resignation and agrees that such resignation is effective;

(c) each of the Exiting Administrative Agent and the Required Lenders, with the consent of the Borrower, hereby appoints Wells Fargo Bank, National Association as Successor Administrative Agent under the Amended Credit Agreement and other Loan Documents; and

(d) Wells Fargo Bank, National Association hereby accepts its appointment as Successor Administrative Agent under the Amended Credit Agreement and the other Loan Documents.

Each of the parties hereto agrees to execute, deliver and/or file all documents, agreements, assignments or instruments (including, but not limited to, affidavits and notices) necessary or advisable to evidence the appointment of Wells Fargo Bank, National Association as the Successor Administrative Agent.

3.2 Rights, Duties and Obligations. As of the First Amendment Effective Date, (a) the Successor Administrative Agent is hereby vested with all the rights, powers, privileges and duties of the Administrative Agent, as described in the Loan Documents, (b) the Successor Administrative Agent assumes from and after the First Amendment Effective Date the obligations, responsibilities and duties of the Administrative Agent, in accordance with the terms of the Loan Documents and (c) the Exiting Administrative Agent is discharged from all of its duties and obligations as the Administrative Agent under the Loan Documents. All fees payable to the Successor Administrative Agent shall be agreed in a separate agreement between the Borrower and the Successor Administrative Agent. Nothing in this First Amendment shall be deemed a termination of any provision of any Loan Document pertaining to Citibank, N.A. in its capacity as Administrative Agent that expressly survives the Exiting Administrative Agent’s resignation and such provisions shall continue in effect in accordance with their terms for the benefit of the Exiting Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the Exiting Administrative Agent was acting as Administrative Agent. The Borrower expressly agrees and acknowledges that the Successor Administrative Agent is not assuming any liability in its capacity as administrative agent for the Lenders (i) under or related to the Loan Documents prior to the First Amendment Effective Date and (ii) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the First Amendment Effective Date. The Borrower expressly agrees and confirms that the Successor Administrative Agent’s right to indemnification, as set forth in the Loan Documents, shall apply with respect to any and all losses, claims, costs and expenses that the Successor Administrative Agent suffers, incurs or is threatened with relating to actions taken or omitted by any of the parties to this First Amendment prior to the First Amendment Effective Date.

Section 4. Conditions Precedent.

This First Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 9.03 of the Credit Agreement) (such date, the “First Amendment Effective Date”):

4.1 The Successor Administrative Agent shall have received from the Borrower, the Exiting Administrative Agent, the Exiting Swingline Lender, and the Lenders constituting the Required Lenders either (a) a counterpart of this First Amendment signed on behalf of such party or (b) written evidence satisfactory to the Successor Administrative Agent (which may include fax or email pdf transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment.

4.2 The Exiting Administrative Agent, the Exiting Swingline Lender, the Successor Administrative Agent, the Successor Swingline Lender, the Joint Lead Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced at least two Business Days prior to the First Amendment Effective Date (or such later date as the Borrower may reasonably agree), reimbursement or payment in full of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

4.3 The Successor Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, an Executive Vice President, a Financial Officer or a Responsible Officer of the Borrower, confirming compliance with Section 5.2 below.

The Successor Administrative Agent is hereby authorized and directed to notify the Borrower and Lenders of the Amendment Effective Date and such notice shall be conclusive and binding upon all parties to the Credit Agreement.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof), other than those representations and warranties that expressly relate to a specific earlier date, which shall be true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof)); and (ii) no Default or Event of Default has occurred and is continuing.

5.3 Loan Document. This First Amendment is a Loan Document.

5.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENT MEMORIALIZING RELATED FEES EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[This page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	WPX ENERGY, INC.

	By:	/s/ Todd Scruggs
		Name:	Todd Scruggs
		Title:	Treasurer

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

EXITING ADMINISTRATIVE AGENT, EXITING SWINGLINE LENDER AND LENDER:	CITIBANK, N.A., as Exiting Administrative Agent, Exiting Swingline Lender and Lender

	By:	/s/ Ivan Davey
		Name:	Ivan Davey
		Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

SUCCESSOR ADMINISTRATIVE AGENT, SUCCESSOR SWINGLINE LENDER AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Successor Administrative Agent, Successor Swingline Lender and Lender

	By:	/s/ Nathan Starr
		Name:	Nathan Starr
		Title:	Assistant Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Ronald E. McKaig
		Name:	Ronald E. McKaig
		Title:	Managing Director

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Christopher Lee
		Name:	Christopher Lee
		Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	J.P. MORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Darren Vanek
		Name:	Darren Vanek
		Title:	Executive Director

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	Toronto Dominion (Texas) LLC, as a Lender

	By:	/s/ Rayan Karim
		Name:	Rayan Karim
		Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Kathleen J. Bowen
		Name:	Kathleen J. Bowen
		Title:	Managing Director

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

	By:	/s/ Darrell Stanley
		Name:	Darrell Stanley
		Title:	Managing Director

	By:	/s/ Michael Willis
		Name:	Michael Willis
		Title:	Managing Director

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	Royal Bank of Canada,
as a Lender

	By:	/s/ Evans Swann, Jr.
		Name:	Evans Swann, Jr.
		Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	The Bank of Nova Scotia,
as a Lender

	By:	/s/ Mark Sparrow
		Name:	Mark Sparrow
		Title:	Director

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	The Bank of Tokyo Mitsubishi UFJ LTD,
as a Lender

	By:	/s/ Mark Oberreuter
		Name:	Mark Oberreuter
		Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Nicholas T. Hanford
		Name:	Nicholas T. Hanford
		Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	BNP PARIBAS, as a Lender

	By:	/s/ Ann Rhoads
		Name:	Ann Rhoads
		Title:	Managing Director

	By:	/s/ Sriram Chandrasekaran
		Name:	Sriram Chandrasekaran
		Title:	Director

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ DeVon J. Lang
		Name:	DeVon J. Lang
		Title:	Senior Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

	By:	/s/ Nupur Kumar
		Name:	Nupur Kumar
		Title:	Authorized Signatory

	By:	/s/ Karim Rahimtoola
		Name:	Karim Rahimtoola
		Title:	Authorized Signatory

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

LENDER:	BOKF, NA dba Bank of Oklahoma, as a Lender

	By:	/s/ J. Nick Cooper
		Name:	J. Nick Cooper
		Title:	Vice President

SIGNATURE PAGE – FIRST AMENDMENT

WPX ENERGY, INC.

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he is the                      of WPX Energy, Inc. (the “Borrower”), and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Amended and Restated Credit Agreement dated as of October 28, 2014 (as restated, amended, amended and restated, restated, modified, supplemented and in effect from time to time, the “Agreement”), among the Borrower, Citibank, N.A., as Administrative Agent (the “Agent”), for the lenders (the “Lenders”), which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified);

(a) [As of the date hereof, no Default exists and is continuing.] [Attached hereto is a schedule specifying the details of [a] certain Default[s] which exist under the Agreement and the action taken or proposed to be taken with respect thereto.]

(b) Attached hereto as Schedule 1 are the detailed computations necessary to determine whether the Borrower is in compliance with Sections 6.08 of the Agreement as of the end of the [fiscal quarter][fiscal year] ending                     .

EXECUTED AND DELIVERED this      day of             , 20    .

WPX ENERGY, INC.

By:
Name:
Title:

Schedule 2.01

Schedule 1

to Compliance Certificate

I.	Ratio of PV to Consolidated Indebtedness[1]

A.	PV	$

B.	Consolidated Indebtedness[2] of the Borrower as of the last day of the fiscal quarter ended , 20	$

	Ratio of PV to Consolidated Indebtedness (Line A to Line B)	to 1.00

	Minimum Required	[1.10][3] [1.50][4]

	Compliance	[Yes] [No]

	Not Applicable	[Yes] [No]

[1]	Ratio of PV to Consolidated Indebtedness, pursuant to the financial covenant set forth in Section 6.08(a) of the Credit Agreement, shall apply during a Downgrade Period, provided that such financial covenant shall not apply at any time after the occurrence of the Investment Grade Date.
[2]	Hybrid Securities up to an aggregate amount of 15% of the Borrower’s Consolidated Total Capitalization shall be excluded from Consolidated Indebtedness.
[3]	As of the last day of any fiscal quarter ending on or before December 31, 2016 for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01 of the Credit Agreement.
[4]	As of the last day of any fiscal quarter ending after December 31, 2016 for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01 of the Credit Agreement.

Schedule 2.01

II.	Ratio of Consolidated Indebtedness to Consolidated Total Capitalization

A.	Consolidated Indebtedness of the Borrower as of the last day of the fiscal quarter ended , 20	$

B.	Consolidated Total Capitalization of the Borrower as of such date in clause II(A) above	$

	Ratio of Consolidated Indebtedness to Consolidated Total Capitalization (Line A divided by Line B)	%

	Maximum Allowed	60%

	Compliance	[Yes] [No]

Schedule 2.01

III.	Ratio of Consolidated Net Indebtedness to Consolidated EBITDAX[5]

A.	Consolidated Net Indebtedness of the Borrower		$

B.	Consolidated EBITDAX of the Borrower for the four fiscal quarters ended , 20 , calculated according to the following table:[6]		$

	(1) consolidated net income for the four fiscal quarters ended , 20		$

(2) plus without duplication and to the extent deducted in the calculation of consolidated net income:

	i.	taxes imposed on or measured by income and franchise taxes paid or accrued	$

	ii.	consolidated interest expense	$

	iii.	amortization, depletion and depreciation expense	$

	iv.	any non-cash losses or charges on any Hedging Agreement resulting from the requirements of FASB ASC 815	$

	v.	oil and gas exploration expenses (including all drilling, completion, geological and geophysical costs) for such period	$

	vi.	losses from sales or other dispositions of assets (other than Hydrocarbons produced in the ordinary course of business) and other extraordinary or non-recurring losses	$

	vii.	other non-cash charges for such period ((i) including non-cash accretion of asset retirement obligations in accordance with FASB ASC 410, Accounting for Asset Retirement and Environmental Obligations and (ii) including non-cash deferred stock compensation expenses, but (iii) excluding accruals for cash expenses in the ordinary course of business)	$

	viii.	any net equity losses of the Borrower and its consolidated Subsidiaries attributable to Equity Interests held by the Borrower and its consolidated Subsidiaries in Persons that are not consolidated Subsidiaries	$

	ix.	the amount of cash distributions actually received during such period by the Borrower and its consolidated Subsidiaries (a) in respect of incentive distribution rights or other Equity Interests held in entities that are not consolidated Subsidiaries and (b) from International Subsidiaries	$

(3) minus without duplication and to the extent included in the calculation of consolidated net income:

	i.	any non-cash gains on any Hedging Agreements resulting from the requirements of FASB ASC 815 for that period	$

	ii.	extraordinary or non-recurring gains	$

	iii.	gains from sales or other dispositions of assets (other than Hydrocarbons	$

[5]	Ratio of Consolidated Net Indebtedness to Consolidated EBITDAX shall not apply at such times when the Borrower’s Index Debt ratings are equal to, or better than, Baa3 or BBB- by at least one of S&P and Moody’s and not less than BB+ or Ba1 by the other such agency.
[6]	Consolidated EBITDAX shall be calculated on a pro forma basis acceptable to the Agent to give effect to any acquisitions or dispositions (in a single transaction or a series of related transactions) after the Closing Date by the Borrower or any consolidated Subsidiary of the Borrower of Oil and Gas Properties having an aggregate fair market value equal to or exceeding $100,000,000 made during the period beginning on the first day of the relevant four-quarter period and through the date of calculation as if such acquisition or disposition had occurred on the first day of such four-quarter calculation period.

Schedule 2.01

produced in the ordinary course of business)

iv.	other non-cash gains increasing consolidated net income for such period (excluding accruals for cash revenues in the ordinary course of business)	$

v.	any net equity earnings of the Borrower and its consolidated Subsidiaries attributable to Equity Interests held by the Borrower and its consolidated Subsidiaries in Persons that are not consolidated Subsidiaries	$

Ratio of Consolidated Net Indebtedness to Consolidated EBITDAX (Line A to Line B)		to

Maximum Allowed		[4.50 to 1.00][7] [4.00 to 1.00][8]

Compliance		[Yes] [No]

Not Applicable		[Yes] [No]

[7]	As of the last day of any fiscal quarter ending on or before December 31, 2016 for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01 of the Credit Agreement, for the four full fiscal quarters ending on such date.
[8]	As of the last day of any fiscal quarter ending after December 31, 2016 for which financial statements have been delivered or were required to be delivered pursuant to Section 5.01 of the Credit Agreement, for the four full fiscal quarters ending on such date.

Schedule 2.01

IV.	Ratio of Consolidated EBITDAX to Consolidated Interest Charges

A.	Consolidated EBITDAX of the Borrower as of the last day of the fiscal quarter ended , 20 calculated according to the following table:[9]		$

	(1) consolidated net income for the four fiscal quarters ended , 20		$

(2) plus without duplication and to the extent deducted in the calculation of consolidated net income:

	i.	taxes imposed on or measured by income and franchise taxes paid or accrued	$

	ii.	consolidated interest expense	$

	iii.	amortization, depletion and depreciation expense	$

	iv.	any non-cash losses or charges on any Hedging Agreement resulting from the requirements of FASB ASC 815	$

	v.	oil and gas exploration expenses (including all drilling, completion, geological and geophysical costs) for such period	$

	vi.	losses from sales or other dispositions of assets (other than Hydrocarbons produced in the ordinary course of business) and other extraordinary or non-recurring losses	$

	vii.	other non-cash charges for such period ((i) including non-cash accretion of asset retirement obligations in accordance with FASB ASC 410, Accounting for Asset Retirement and Environmental Obligations and (ii) including non-cash deferred stock compensation expenses, but (iii) excluding accruals for cash expenses in the ordinary course of business)	$

	viii.	any net equity losses of the Borrower and its consolidated Subsidiaries attributable to Equity Interests held by the Borrower and its consolidated Subsidiaries in Persons that are not consolidated Subsidiaries	$

	ix.	the amount of cash distributions actually received during such period by the Borrower and its consolidated Subsidiaries (a) in respect of incentive distribution rights or other Equity Interests held in entities that are not consolidated Subsidiaries and (b) from International Subsidiaries	$

(3) minus without duplication and to the extent included in the calculation of consolidated net income:

	i.	any non-cash gains on any Hedging Agreements resulting from the requirements of FASB ASC 815 for that period	$

	ii.	extraordinary or non-recurring gains	$

	iii.	gains from sales or other dispositions of assets (other than Hydrocarbons produced in the ordinary course of business)	$

	iv.	other non-cash gains increasing consolidated net income for such period (excluding accruals for cash revenues in the ordinary course of business)	$

	v.	any net equity earnings of the Borrower and its consolidated Subsidiaries attributable to Equity Interests held by the Borrower and its consolidated	$

[9]	Consolidated EBITDAX shall be calculated on a pro forma basis acceptable to the Agent to give effect to any acquisitions or dispositions (in a single transaction or a series of related transactions) after the Closing Date by the Borrower or any consolidated Subsidiary of the Borrower of Oil and Gas Properties having an aggregate fair market value equal to or exceeding $100,000,000 made during the period beginning on the first day of the relevant four-quarter period and through the date of calculation as if such acquisition or disposition had occurred on the first day of such four-quarter calculation period.

Schedule 2.01

Subsidiaries in Persons that are not consolidated Subsidiaries

B.	Consolidated Interest Charges of the Borrower as of such date in clause IV(A) above calculated according to the following table:[10]		$

(1) the sum of:

	i.	all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries for such period in connection with borrowed money or letters of credit, obligations evidenced by notes, bonds, debentures or similar instruments (other than surety performance and guaranty bonds), or the deferred purchase price of assets (which deferred purchase obligation is, individually, in excess of $100,000,000), in each case, to the extent paid or to be paid in cash and treated as interest in accordance with GAAP (but excluding, in any event, (x) transaction costs and any annual administrative or agency fees, (y) fees and expenses associated with permitted dispositions, acquisitions, investments or equity issuances (whether or not consummated) and (z) amortization of deferred financing costs)	$

	ii.	the portion of any payments of the Borrower and its Subsidiaries with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP	$

	(2) less cash interest income for such period		$

	Ratio of Consolidated EBITDAX to Consolidated Interest Charges (Line A to Line B)		to

	Minimum Required		2.50 to 1.00

	Compliance		[Yes] [No]

[10]	Consolidated Interest Charges shall be calculated on a pro forma basis acceptable to the Administrative Agent to give effect to any acquisitions or dispositions (in a single transaction or a series of related transactions) after the First Amendment Effective Date by the Borrower or any consolidated Subsidiary of the Borrower of Oil and Gas Properties having an aggregate fair market value equal to or exceeding $100,000,000, and any related incurrence or repayment of Indebtedness made, in each case, during the period beginning on the first day of the relevant four-quarter period and through the date of calculation as if such acquisition or disposition and any related incurrence or repayment of Indebtedness had occurred on the first day of such four-quarter calculation period.

Schedule 2.01